Exhibit 99.1

Front Door Insights LLC

Financial Statements

For the Years Ended December 31, 2012 and 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Mobivity Holdings Corp.
Chandler, AZ 85225

We have audited the accompanying consolidated balance sheets of Front Door Insights, LLC (the “Company”) as of December 31, 2012 and 2011 and the related statements of operations, members' equity (deficit) and cash flows for the twelve month periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial positions of the Company as of December 31, 2012 and 2011 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred recurring operating losses and negative cash flows from operations and is dependent on additional financing to fund operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC
www.mkacpas.com
Houston, Texas
August 5, 2013

Front Door Insights LLC
Balance Sheets

	December 31,
	2012	2011

Current Assets
Cash	$6,523	$82,575
Accounts receivable	25,873	27,497
Total assets	$32,396	$110,072

Current Liabilities
Accounts payable and accrued liabilities	$34,779	$35,466
Deferred revenue from related party	189,583	-
Deferred revenue	164	7,561
Due to related parties	15,000	298,986
Member loans	105,001	100,000
Total current liabilities	344,527	442,013

Members' Deficit
Contributed capital	630,552	369,802
Accumulated deficit	(942,683)	(701,743)
Total Members' Deficit	(312,131)	(331,941)
Total Liabilities and Members' Deficit	$32,396	$110,072

The accompanying notes are an integral part of these financial statements.

Front Door Insights LLC
Statements of Operations

	Years ended December 31,
	2012	2011
Revenues	$339,762	$84,934
Revenues from related party	8,035	5,828
Total revenues	347,797	90,762
Cost of revenues	183,819	57,051
Gross margin	163,978	33,711

Operating expenses
General and administrative	155,568	219,516
Sales and marketing	45,292	52,903
Engineering, research and development	199,953	131,442
Total operating expenses	400,813	403,861

Loss from operations	(236,835)	(370,150)
Interest expense	(4,105)	(28,142)
Net loss	$(240,940)	$(398,292)

The accompanying notes are an integral part of these financial statements.

Front Door Insights LLC
Statement of Changes in Members' Deficit

	Contributed Capital	Accumulated Deficit	Accumulated Withdrawals	Members' Deficit
Balance at December 31, 2010	$300,003	$(303,451)	$(100,000)	$(103,448)
Contributions from members	208,857	-	-	208,857
Withdrawals by members	-	-	(67,200)	(67,200)
Imputed interest	28,142	-	-	28,142
Net loss	-	(398,292)	-	(398,292)
Balance at December 31, 2011	537,002	(701,743)	(167,200)	(331,941)
Contributions from members	60,000	-	-	60,000
Contributions from third party	200,000	-	-	200,000
Imputed interest	750	-	-	750
Net loss	-	(240,940)	-	(240,940)
Balance at December 31, 2012	$797,752	$(942,683)	$(167,200)	$(312,131)

The accompanying notes are an integral part of these financial statements.

Front Door Insights LLC
Statements of Cash Flows

	Years ended December 31,
	2012	2011
OPERATING ACTIVITIES
Net loss	$(240,940)	$(398,292)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Imputed interest	750	28,142
Increase (decrease) in cash resulting from changes in:
Accounts receivable	1,624	(23,046)
Accounts payable and accrued liabilities	(687)	11,912
Deferred revenue from related party	189,583	-
Deferred revenue	(7,397)	2,170
Due to related parties	(33,986)	262,216
Net cash used in operating activities	(91,053)	(116,898)

FINANCING ACTIVITIES
Proceeds from member loans	105,001	170,000
Payments on member loans	(150,000)	-
Capital contributions	60,000	83,857
Member ownership redemption	-	(67,200)
Net cash provided by financing activities	15,001	186,657

Net change in cash	(76,052)	69,759
Cash at beginning of period	82,575	12,816
Cash at end of period	$6,523	$82,575

Supplemental disclosures of cash flow information:
Cash paid during the period for :
Interest	$-	$-
Income taxes	$-	$-

Non-cash investing and financing activities:
Conversion of member loan to contributed capital	$-	$125,000
Conversion of related party payable to contributed capital	$200,000	$-

The accompanying notes are an integral part of these financial statements.

Front Door Insights LLC

Notes to Financial Statements

1. Summary of significant accounting policies

Nature of operations

Front Door Insights LLC (the “Company”) offers a wide array of mobile marketing services delivered via an elegant and intuitive web-based platform. Services include customer engagement, customer surveys, customer rewards, text-to-win contests and brand loyalty rewards.  Front Door Insights utilizes a standard SMS text messaging program for the services which means users never pay a premium to send or receive an SMS text reply to a survey or customer satisfaction comment card; users simply pay their wireless service provider according to their current text messaging usage agreement.

Basis of presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America.

Going concern

The Company’s financial statements have been prepared assuming that they will continue as a going concern.  Such assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. However, the Company has incurred losses through the year ended December 31, 2012, has a net working capital deficiency as of December 31, 2012, and has an accumulated deficit of $942,683 as of December 31, 2012.  These factors among others create a substantial doubt about the Company’s ability to continue as a going concern. The Company is dependent upon sufficient future revenues or obtaining financing in order to meet the Company’s operating cash requirements.  Barring the Company’s generation of revenues in excess of its costs and expenses or its obtaining additional funds from equity or debt financing, the Company will not have sufficient cash to continue to fund the operations of the Company through December 31, 2013.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Significant estimates used are those related to asset impairments, the valuation and useful lives of depreciable tangible assets, and the valuation allowance of deferred tax assets.  Management believes that these estimates are reasonable; however, actual results may differ from these estimates.

Cash and cash equivalents

The Company considers all investments with an original maturity of three months or less to be cash equivalents.  Cash equivalents primarily represent funds invested in money market funds, bank certificates of deposit and U.S. government debt securities whose cost equals fair market value.  At December 31, 2012 and 2011, respectively, the Company had no cash equivalents.

Fair value of financial instruments

On January 1, 2011, the Company adopted guidance which defines fair value, establishes a framework for using fair value to measure financial assets and liabilities on a recurring basis, and expands disclosures about fair value measurements. Beginning on January 1, 2011, the Company also applied the guidance to non-financial assets and liabilities measured at fair value on a non-recurring basis. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

●	Level 1. Observable inputs such as quoted prices in active markets;
●	Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
●	Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2012 on a recurring and non-recurring basis:

Description	Level 1	Level 2	Level 3	Gains (Losses)
	$-	$-	$-	$-

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2011 on a recurring and non-recurring basis:

Description	Level 1	Level 2	Level 3	Gains (Losses)
	$-	$-	$-	$-

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities and notes payable. The estimated fair value of cash, accounts receivable, accounts payable and accrued liabilities approximate their carrying amounts due to the short-term nature of these instruments. The carrying value of notes payable also approximates fair value because their terms are similar to those in the lending market for comparable loans with comparable risks. None of these instruments are held for trading purposes.

Accounts receivable

Accounts receivable are carried at their estimated collectible amounts. The Company grants unsecured credit to substantially all of its customers.  Ongoing credit evaluations are performed and potential credit losses are charged to operations at the time the account receivable is estimated to be uncollectible.  Since the Company cannot necessarily predict future changes in the financial stability of our customers, the Company cannot guarantee that its reserves will continue to be adequate.  The Company’s allowance for doubtful accounts totaled $6,241 and $-0- at December 31, 2012 and 2011, respectively.

As of December 31, 2012, the Company had two unaffiliated customers whose balances represented 35% of total accounts receivable, and one related party customer whose balance represented 10% of total accounts receivable.

As of December 31, 2011, the Company had three unaffiliated customers whose balances represented 51% of total accounts receivable.

Revenue recognition

The Company generates revenue from licensing its software to clients in its software as a service (Saas) model, per-message and per-minute transactional fees, and customized professional services. The Company recognizes license fees and setup fees over the period of the contract, service fees as the services are performed, and per-message or per-minute transaction revenue when the transaction takes place.  The Company recognizes revenue at the time that the services are rendered, the selling price is fixed, and collection is reasonably assured, provided no significant obligations remain.  The Company considers authoritative guidance on multiple deliverables in determining whether each deliverable represents a separate unit of accounting.

The Company recorded revenue from a related party for the years ended December 31, 2012 and 2011 totaling $8,035 and $5,828, respectively.

During the year ended December 31, 2012, one customer accounted for 13% of the Company’s revenues. No single customer accounted for more than 10% of the Company’s revenues during the year ended December 31, 2011.

Income taxes

Organized as a limited liability company, the Company is not a taxable entity for income tax purposes.  Items of membership income, deductions and credits are allocated among the members for inclusion in their respective income tax returns.

Recently adopted accounting pronouncements

Accounting standards promulgated by the FASB are subject to change. Changes in such standards may have an impact on the Company’s future financial statements. The following are a summary of recent accounting developments.

In October 2012, the FASB issued Accounting Standards Update (ASU) 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" in Accounting Standards Update No.  2012-02. ASU 2012-2 allows entities to use a qualitative approach to test indefinite-lived intangible assets for impairment. ASU No. 2012-02 permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of the indefinite-lived intangible asset is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed quantitative impairment test. Otherwise, the quantitative impairment test is not required. ASU No. 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of the provisions of ASU No. 2012-02 will not have a material impact on the Company's financial position or results of operations.

In December 2011, FASB issued ASU 2011-11, “Balance Sheet - Disclosures about Offsetting Assets and Liabilities” in Accounting Standards Update No. 2011-11. This update enhances disclosure requirements relating to the offsetting of assets and liabilities on an entity's balance sheet. The update requires enhanced disclosures regarding assets and liabilities that are presented net or gross in the statement of financial position when the right of offset exists, or that are subject to an enforceable master netting arrangement. The new disclosure requirements relating to this update are retrospective and effective for annual and interim periods beginning on or after January 1, 2013. The update only requires additional disclosures, as such; we do not expect that the adoption of this standard will have a material impact on our results of operations, cash flows or financial condition.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment” in Accounting Standards Update No. 2011-08. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” in Accounting Standards Update No. 2011-04. This update clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This update is effective on a prospective basis for annual and interim reporting periods beginning on or after December 15, 2011, which for the Company is January 1, 2012. The Company does not expect that adopting this update will have a material impact on its consolidated financial statements.

2.  Member loans (related parties)

Prior to January 1, 2011, none of the members of the Company made loans to the Company.

2011

In 2011, one member (also a related party) of the Company made loans to the Company totaling $150,000.  Of this amount, $100,000 was cash and $50,000 was the assumption of amounts payable to Front Door Direct (“FDD”), a related party, see Note 6.  Also in 2011, $125,000 of this member’s loan balance was transferred to his capital account, resulting in an outstanding loan balance of $25,000 at December 31, 2011.

In 2011, one member (also a related party) of the Company made loans to the Company totaling $75,000.  Of this amount, $70,000 was cash and $5,000 was the assumption of amounts payable to FDD.  This member’s outstanding loan balance was $75,000 at December 31, 2011.

The member loans were not evidenced with formal written agreements and did not bear interest. The Company imputed interest in the amount of $6,493 to additional paid in capital at a rate of 10% which is consistent with the amount paid for other loans during the 2012 fiscal year. The balance of the loans outstanding at December 31, 2011 totaled $100,000, which is recorded as member loans in the balance sheet.

2012

In 2012, $125,000 was transferred from one member’s capital account into a loan, and this member’s loan balance after this transaction was $150,000.  This balance was satisfied through repayment in cash of $75,000, and the transfer of $75,000 back into the member’s capital account.  Subsequently in 2012, this member made cash loans to the Company totaling $36,690, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, the outstanding balance of one member’s loan of $75,000 was repaid in cash, reducing the loan balance to zero.  Subsequently in 2012, this member made cash loans to the Company totaling $29,190, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, one member made a cash loan to the Company of $4,478, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, one member made cash loans to the Company totaling $34,643, which is the outstanding loan balance for this member at December 31, 2012.

Accrued interest on the loans with stated interest rates of 10% was $3,355 for the year ended December 31, 2012; no stated interest was charged in 2011.  Imputed interest charged during 2012 was $750 on loans which had no stated interest.

The member loans to the Company made in 2012 were evidenced by written agreements.  The balance of the loans outstanding at December 31, 2012 totaled $105,001, which is recorded as member loans in the balance sheet.  The interest rate on the loans is 10% per annum, and the loans do not have a due date.

3.  Deferred revenue

In January 2012, the Company entered into a License and Service Agreement with Design Wizards, LLC (“Design Wizards”). Pursuant to the agreement, the Company granted Design Wizards a non-exclusive, royalty free license to use certain of its software and agreed to maintain the software (the “services”) for a period of two years. The agreement provides that the Company transfer the source code for the licensed software to Design Wizards at the end of two years.

Consideration for the license consisted of $350,000 in cash, all of which was collected in 2012; and the agreement that Design Wizards would produce yellow pages publications for FDD for a period of five years at varying annual costs which were not enumerated in the agreement.

The Company is recognizing the $350,000 received for the license over two years, which is the period at the end of which the source code is transferred to Design Wizards.  The Company recognized revenue of $160,417 in 2012 related to this transaction, and deferred revenue at December 31, 2012 totals $189,583.

The Company sold the yellow pages publication rights obtained from Design Wizards to FDD for $200,000 in 2012, and reduced its liability to FDD for working capital advances. The Company recorded the $200,000 as contributed capital in the statement of changes in members’ deficit for the year ended December 31, 2012. See Note 6.

Deferred revenue from setup fees to third party customers was $7,561 and $164 for the years ended December 31, 2011 and 2012, respectively.

4.  Members’ deficit

2011

In 2011, one member’s loan amount of $125,000 was transferred into his capital account.

In 2011, the Company repurchased one member’s interest in the Company for $67,200.

In 2011, the Company entered into an agreement with a new member for $83,857 in exchange for 48 shares of the Company.

In 2011, $28,142 of contributed capital was added due to imputed interest from the member loans and the due from FDD loan.

2012

In 2012, $125,000 of one member’s capital account was transferred into his loan account; $50,000 was transferred into his capital account from the payable to FDD; and $75,000 was transferred from the member’s loan account back into his capital account. The net impact of these transactions on the member’s capital account was zero.

In 2012, the Company entered into an agreement with a new member for $60,000 in exchange for 17.17 shares of the Company.

In 2012, $750 of contributed capital was added due to the imputed interest from the member loans.

In 2012, $200,000 of contributed capital was added due to the reduction of debt by FDD to the Company.

5.  Commitments and contingencies

The Company had no operating leases or other commitments with terms in excess of one year as of December 31, 2012 and 2011, except as noted below.

Office lease

From November 2010 to September 2012, the Company had a lease agreement for its office space that provided for monthly rental payments of $800. In September, 2012, the Company entered into a new lease agreement for office space for the period October 2012 through September 2013 that provides for monthly rental payments of $600 per month.

At December 31, 2012, future minimum payments under the operating lease total $5,400.

Rent expense under the lease agreements for the years ended December 31, 2012 and 2011 totaled $9,600 and $9,000, respectively.

Other

The Company granted a limited lifetime license of the Company’s software to a customer.  See Note 3 – deferred revenue.

6.  Related party transactions

Members

As discussed in Note 2, the Company members had loan transactions with the Company during the years ended December 31, 2012 and 2011.

Front Door Direct LLC

Front Door Direct LLC (“FDD”), also known as TEL Media Group LLC, is owned by one or more members of the Company.  The Company and FDD have no formal written agreement between the two companies, and the nature of the relationship is that FDD provides working capital to the Company.  FDD enters into transactions on the Company’s behalf, and provides information to the Company for recording the transactions.

During the years ended December 31, 2012 and 2011, the Company recorded $78,000 and $339,000 in expense with the offset to Due to FDD as FDD provided the operating cash necessary to pay these expenses.

In 2012, FDD purchased, for $200,000, the yellow book production rights that the Company obtained from Design Wizards. The Company reduced its obligation to FDD with the proceeds. See Note 3.

As of December 31, 2012 and 2011, the Company owed FDD $-0- and $298,961, respectively, which are recorded in due to related parties on the balance sheets. The Company recorded imputed interest of $21,649 on the amount owed to FDD during the year ended December 31, 2011.

The Company recorded revenue from FDD for the years ended December 31, 2012 and 2011 totaling $8,035 and $5,828, respectively.

Solis Tech LLC

The Company entered into a master agreement for professional services and a dedicated resources agreement with Solis Tech LLC (“Solis”) in January 2012.  Solis is owned by one or more members of the Company.  Pursuant to these agreements, Solis provides information technology resources to support the Company’s suite of web and mobile applications. The agreements do not have a defined termination date.

During the year ended December 31, 2012, the Company paid $231,000 to Solis for services under the agreements.

As of December 31, 2012, the Company had no amounts outstanding to Solis under the agreements.

In 2012, Solis made cash loans to the Company totaling $15,000, which is recorded in due to related parties at December 31, 2012 on the balance sheet.

FRS Insights Inc.

FRS Insights Inc. (“FRS”) is owned by one or more members of the Company.  The Company and FRS have no formal written agreement between the two companies, and the nature of the relationship is that FRS provides administrative support to the Company.

During the years ended December 31, 2012 and 2011, the Company recorded $11,000 and $-0-, respectively, of administrative support expenses from FRS.

At December 31, 2012 and 2011, the Company had outstanding amounts to FRS of $-0- and $25, respectively, which are recorded in due to related parties on the balance sheets.

7.  Subsequent events

On May 20, 2013, Mobivity Holdings Corp. (“Mobivity”) acquired the assets of the Company, pursuant to an asset purchase agreement dated May 20, 2013 between Mobivity, the Company, and the members of the Company. Pursuant to the asset purchase agreement, Mobivity acquired all of the assets of the Company, except for certain existing service contracts, and assumed a commercial lease, in consideration of Mobivity’s payment of $100,000, delivery a promissory note in the principal amount of $1,400,000 and issuance of 7,000,000 shares of Mobivity common stock. The assets and liabilities acquired from the Company consisted of cash on hand, accounts receivable, accounts payable, all rights under all contracts other than excluded contracts, and all technology and intellectual property rights.

The promissory note delivered by Mobivity to the Company under the asset purchase agreement is non-interest bearing and is due and payable on August 20, 2013.  This note was repaid in full on June 17, 2013.

The asset purchase agreement includes a working capital adjustment pursuant to which the number of shares issuable to the Company will be increased, or decreased, in the event the working capital of the Company exceeds, or is less than, $10,000, respectively, as of the closing. In either event, the number of shares issuable to the Company will be increased or decreased, as the case may be, by a share amount equal to the amount by which the working capital as of the closing exceeds or is less than $10,000, divided by $0.25. Pursuant to the asset purchase agreement, 25% of the shares to be issued to the Company, or 1,750,000 shares, will be held in escrow and available for offset against any claims for indemnification that might be brought by Mobivity against the Company or its members, during the first 12 months following the close, for certain breaches of the asset purchase agreement.

The asset purchase agreement contains customary representations, warranties and covenants by the parties, including each party’s agreement to indemnify the other against any claims or losses arising from their breach of the asset purchase agreement. The Company and its members have also agreed that for a period of three years following the closing not to engage in the business of providing interactive mobile marketing platforms or services or to solicit the pre-closing clients, vendors or employees of the Company, except in each case on behalf of Mobivity.

Front Door Insights LLC

Financial Statements

For the Three Months Ended March 31, 2013 and 2012

(Unaudited)

Front Door Insights LLC
Balance Sheets

	March 31, 2013	December 31, 2012
	(Unaudited)	(Audited)

Current Assets
Cash	$15,180	$6,523
Accounts receivable	30,791	25,873
Other current assets	1,416	-
Total assets	$47,387	$32,396

Current Liabilities
Accounts payable and accrued liabilities	$40,702	$34,779
Deferred revenue from related party	145,833	189,583
Deferred revenue	-	164
Due to related parties	15,000	15,000
Member loans	202,501	105,001
Total current liabilities	404,036	344,527

Members' Deficit
Contributed capital	625,877	630,552
Accumulated deficit	(982,526)	(942,683)
Total Members' Deficit	(356,649)	(312,131)
Total Liabilities and Members' Deficit	$47,387	$32,396

The accompanying notes are an integral part of these financial statements (unaudited).

Front Door Insights LLC
Statements of Operations
(Unaudited)

	Three months ended March 31,
	2013	2012
Revenues	$99,688	$66,757
Revenues from related party	4,396	2,339
Total revenues	104,084	69,096
Cost of revenues	37,260	42,835
Gross margin	66,824	26,261

Operating expenses
General and administrative	37,892	45,882
Sales and marketing	3,687	27,899
Engineering, research and development	61,414	18,806
Total operating expenses	102,993	92,587

Loss from operations	(36,169)	(66,326)
Other income from related party	-	-
Interest expense	(3,674)	(750)
Net income (loss)	$(39,843)	$(67,076)

The accompanying notes are an integral part of these financial statements (unaudited).

Front Door Insights LLC
Statement of Changes in Members' Deficit
(Unaudited)

	Contributed Capital	Accumulated Deficit	Accumulated Withdrawals	Members' Deficit
Balance at December 31, 2012	$797,752	$(942,683)	$(167,200)	$(312,131)
Withdrawals by members	-	-	(4,675)	(4,675)
Net loss	-	(39,843)	-	(39,843)
Balance at March 31, 2013	$797,752	$(982,526)	$(171,875)	$(356,649)

The accompanying notes are an integral part of these financial statements (unaudited).

Front Door Insights LLC
Statements of Cash Flows
(Unaudited)

	Three months ended March 31,
	2013	2012
OPERATING ACTIVITIES
Net income (loss)	$(39,843)	$(67,076)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Imputed interest	-	750
Increase (decrease) in cash resulting from changes in:
Accounts receivable	(4,918)	6,880
Other current assets	(1,416)	(77,020)
Accounts payable and accrued liabilities	5,923	(5,848)
Deferred revenue from related party	(43,750)	320,833
Deferred revenue	(164)	(2,060)
Due to related parties	-	(48,582)
Net cash provided by (used in) operating activities	(84,168)	127,877

FINANCING ACTIVITIES
Proceeds from member loans	97,500	-
Payments on member loans	-	(150,000)
Member ownership redemption	(4,675)	-
Net cash provided by (used in) financing activities	92,825	(150,000)

Net change in cash	8,657	(22,123)
Cash at beginning of period	6,523	82,575
Cash at end of period	$15,180	$60,452

Supplemental disclosures of cash flow information:
Cash paid during the period for :
Interest	$-	$-
Income taxes	$-	$-

Non-cash investing and financing activities:
Conversion of related party payable to contributed capital	$-	$200,000
Conversoin of related party payable to member loan	$-	$50,000

The accompanying notes are an integral part of these financial statements (unaudited).

Front Door Insights LLC
Notes to Financial Statements

1.  Summary of significant accounting policies

Nature of operations

Front Door Insights LLC (the “Company”) offers a wide array of mobile marketing services delivered via an elegant and intuitive web-based platform. Services include customer engagement, customer surveys, customer rewards, text-to-win contests and brand loyalty rewards.  Front Door Insights utilizes a standard SMS text messaging program for the services which means users never pay a premium to send or receive an SMS text reply to a survey or customer satisfaction comment card; users simply pay their wireless service provider according to their current text messaging usage agreement.

Basis of presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America.

Going concern

The Company’s financial statements have been prepared assuming that they will continue as a going concern.  Such assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. However, the Company has incurred losses through March 31, 2013, has a net working capital deficiency as of March 31, 2013, and has an accumulated deficit of $982,526 as of March 31, 2013.  These factors among others create a substantial doubt about the Company’s ability to continue as a going concern. The Company is dependent upon sufficient future revenues or obtaining financing in order to meet the Company’s operating cash requirements.  Barring the Company’s generation of revenues in excess of its costs and expenses or its obtaining additional funds from equity or debt financing, the Company will not have sufficient cash to continue to fund the operations of the Company through December 31, 2013.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Significant estimates used are those related to asset impairments, the valuation and useful lives of depreciable tangible assets, and the valuation allowance of deferred tax assets.  Management believes that these estimates are reasonable; however, actual results may differ from these estimates.

Cash and cash equivalents

The Company considers all investments with an original maturity of three months or less to be cash equivalents.  Cash equivalents primarily represent funds invested in money market funds, bank certificates of deposit and U.S. government debt securities whose cost equals fair market value.  At March 31, 2013 and December 31, 2012, respectively, the Company had no cash equivalents.

Fair value of financial instruments

On January 1, 2011, the Company adopted guidance which defines fair value, establishes a framework for using fair value to measure financial assets and liabilities on a recurring basis, and expands disclosures about fair value measurements. Beginning on January 1, 2011, the Company also applied the guidance to non-financial assets and liabilities measured at fair value on a non-recurring basis. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

●     Level 1.  Observable inputs such as quoted prices in active markets;
●     Level 2.  Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
●     Level 3.  Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table presents assets and liabilities that are measured and recognized at fair value as of March 31, 2013 on a recurring and non-recurring basis:

Description	Level 1	Level 2	Level 3	Gains (Losses)
	$-	$-	$-	$-

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2012 on a recurring and non-recurring basis:

Description	Level 1	Level 2	Level 3	Gains (Losses)
	$-	$-	$-	$-

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities and notes payable. The estimated fair value of cash, accounts receivable, accounts payable and accrued liabilities approximate their carrying amounts due to the short-term nature of these instruments. The carrying value of notes payable also approximates fair value because their terms are similar to those in the lending market for comparable loans with comparable risks. None of these instruments are held for trading purposes.

Accounts receivable

Accounts receivable are carried at their estimated collectible amounts. The Company grants unsecured credit to substantially all of its customers.  Ongoing credit evaluations are performed and potential credit losses are charged to operations at the time the account receivable is estimated to be uncollectible.  Since the Company cannot necessarily predict future changes in the financial stability of our customers, the Company cannot guarantee that its reserves will continue to be adequate.  The Company’s allowance for doubtful accounts totaled $6,241 and $6,241 at March 31, 2013 and December 31, 2012, respectively.

As of March 31, 2013, the Company had two unaffiliated customers whose balances represented 33% of total accounts receivable.

As of December 31, 2012, the Company had two unaffiliated customers whose balances represented 35% of total accounts receivable, and on related party customer whose balance represented 10% of total accounts receivable.

Revenue recognition

The Company generates revenue from licensing its software to clients in its software as a service (Saas) model, per-message and per-minute transactional fees, and customized professional services. The Company recognizes license fees and setup fees over the period of the contract, service fees as the services are performed, and per-message or per-minute transaction revenue when the transaction takes place.  The Company recognizes revenue at the time that the services are rendered, the selling price is fixed, and collection is reasonably assured, provided no significant obligations remain.  The Company considers authoritative guidance on multiple deliverables in determining whether each deliverable represents a separate unit of accounting.

The Company recorded revenue from a related party for the three months ended March 31, 2013 and 2012 totaling $4,396 and $2,339, respectively.

During the three months ended March 31, 2013 and 2012, one customer accounted for 17% and 14%, respectively, of the Company’s revenues.

Income taxes

Organized as a limited liability company, the Company is not a taxable entity for income tax purposes.  Items of membership income, deductions and credits are allocated among the members for inclusion in their respective income tax returns.

Recently adopted accounting pronouncements

Accounting standards promulgated by the FASB are subject to change. Changes in such standards may have an impact on the Company’s future financial statements. The following are a summary of recent accounting developments.

In October 2012, the FASB issued Accounting Standards Update (ASU) 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" in Accounting Standards Update No.  2012-02. ASU 2012-2 allows entities to use a qualitative approach to test indefinite-lived intangible assets for impairment. ASU No. 2012-02 permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of the indefinite-lived intangible asset is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed quantitative impairment test. Otherwise, the quantitative impairment test is not required. ASU No. 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of the provisions of ASU No. 2012-02 will not have a material impact on the Company's financial position or results of operations.

In December 2011, FASB issued ASU 2011-11, “Balance Sheet - Disclosures about Offsetting Assets and Liabilities” in Accounting Standards Update No. 2011-11. This update enhances disclosure requirements relating to the offsetting of assets and liabilities on an entity's balance sheet. The update requires enhanced disclosures regarding assets and liabilities that are presented net or gross in the statement of financial position when the right of offset exists, or that are subject to an enforceable master netting arrangement. The new disclosure requirements relating to this update are retrospective and effective for annual and interim periods beginning on or after January 1, 2013. The update only requires additional disclosures, as such; we do not expect that the adoption of this standard will have a material impact on our results of operations, cash flows or financial condition.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment” in Accounting Standards Update No. 2011-08. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position or results of operations.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” in Accounting Standards Update No. 2011-04. This update clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This update is effective on a prospective basis for annual and interim reporting periods beginning on or after December 15, 2011, which for the Company is January 1, 2012. The Company does not expect that adopting this update will have a material impact on its consolidated financial statements.

2.  Member loans (related parties)

2012

In 2012, $125,000 was transferred from one member’s capital account into a loan, and this member’s loan balance after this transaction was $150,000.  This balance was satisfied through repayment in cash of $75,000, and the transfer of $75,000 back into the member’s capital account.  Subsequently in 2012, this member made cash loans to the Company totaling $36,690, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, the outstanding balance of one member’s loan of $75,000 was repaid in cash, reducing the loan balance to zero.  Subsequently in 2012, this member made cash loans to the Company totaling $29,190, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, one member made a cash loan to the Company of $4,478, which is the outstanding loan balance for this member at December 31, 2012.

In 2012, one member made cash loans to the Company totaling $34,643, which is the outstanding loan balance for this member at December 31, 2012.

Accrued interest on the loans with stated interest rates of 10% was $3,355 for the year ended December 31, 2012; no stated interest was charged in 2011.  Imputed interest charged during 2012 was $750 on loans which had no stated interest.

The member loans to the Company made in 2012 were evidenced by written agreements.  The balance of the loans outstanding at December 31, 2012 totaled $105,001, which is recorded as member loans in the balance sheet.  The interest rate on the loans is 10% per annum, and the loans do not have a due date.

2013

In 2013, two members made cash loans to the Company totaling $97,500. The interest rate on the loans is 10%, and the loans to not have a due date. The balance of member loans totaled $202,501 at March 31, 2013.

The Company recorded interest expense related to member loans during the three months ended March 31, 2013 and 2012 totaling $3,674 and $750, respectively.

3.  Deferred revenue

In January 2012, the Company entered into a License and Service Agreement with Design Wizards, LLC (“Design Wizards”). Pursuant to the agreement, the Company granted Design Wizards a non-exclusive, royalty free license to use certain of its software and agreed to maintain the software (the “services”) for a period of two years. The agreement provides that the Company transfer the source code for the licensed software to Design Wizards at the end of two years.

Consideration for the license consisted of $350,000 in cash, all of which was collected in 2012; and the agreement that Design Wizards would produce yellow pages publications for FDD for a period of five years at varying annual costs which were not enumerated in the agreement.

The Company is recognizing the $350,000 received for the license over two years, which is the period at the end of which the source code is transferred to Design Wizards.  During the three months ended March 31, 2013 and 2012, the Company recognized revenue of $43,750 and $29,167, respectively. Deferred revenue at March 31, 2013 and December 31, 2012 totals $145,833 and $189,583, respectively.

The Company sold the yellow pages publication rights obtained from Design Wizards to FDD for $200,000 in 2012, and reduced its liability to FDD for working capital advances. The Company recorded the $200,000 as contributed capital in the statement of changes in members’ deficit for the year ended December 31, 2012. See Note 6.

Deferred revenue from setup fees to third party customers was $-0- and $164 at March 31, 2013 and December 31, 2012, respectively.

4.  Members’ deficit

2012

In 2012, $125,000 of one member’s capital account was transferred into his loan account; $50,000 was transferred into his capital account from the payable to FDD; and $75,000 was transferred from the member’s loan account back into his capital account. The net impact of these transactions on the member’s capital account was zero.

In 2012, the Company entered into an agreement with a new member for $60,000 in exchange for 17.17 shares of the Company.

In 2012, $750 of contributed capital was added due to the imputed interest from the member loans.

In 2012, $200,000 of contributed capital was added due to the reduction of debt by FDD to the Company.

2013

In 2013, the Company repurchased one member’s interest in the Company for $4,675.

5.  Commitments and contingencies

The Company had no operating leases or other commitments with terms in excess of one year as of March 31, 2013, except as noted below.

Office lease

From November 2010 to September 2012, the Company had a lease agreement for its office space that provided for monthly rental payments of $800. In September, 2012, the Company entered into a new lease agreement for office space for the period October 2012 through September 2013 that provides for monthly rental payments of $600 per month.

At March 31, 2013, future minimum payments under the operating lease total $3,600.

Rent expense under the lease agreements for the three months ended March 31, 2013 and 2012 totaled $1,800 and $2,400, respectively.

Other

The Company granted a limited lifetime license of the Company’s software to a customer.  See Note 3 – deferred revenue.

6.  Related party transactions

Members

As discussed in Note 2, the Company members had loan transactions with the Company during the three months ended March 31, 2013.

Front Door Direct LLC

Front Door Direct LLC (“FDD”), also known as TEL Media Group LLC, is owned by one or more members of the Company.  The Company and FDD have no formal written agreement between the two companies, and the nature of the relationship is that FDD provides working capital to the Company.  FDD enters into transactions on the Company’s behalf, and provides information to the Company for recording the transactions.

During the three months ended March 31, 2013 and 2012, the Company recorded $-0- and $29,870, respectively, in expense with the offset to Due to FDD as FDD provided the operating cash necessary to pay these expenses.

In 2012, FDD purchased, for $200,000, the yellow book production rights that the Company obtained from Design Wizards. The Company reduced its obligation to FDD with the proceeds. See Note 3.

The Company recorded revenue from FDD for the three months ended March 31, 2013 and 2012 totaling $4,936 and $2,339, respectively.

Solis Tech LLC

The Company entered into a master agreement for professional services and a dedicated resources agreement with Solis Tech LLC (“Solis”) in January 2012.  Solis is owned by one or more members of the Company.  Pursuant to these agreements, Solis provides information technology resources to support the Company’s suite of web and mobile applications. The agreements do not have a defined termination date.

During the three months ended March 31, 2013 and 2012, the Company paid $61,414 and $50,226, respectively to Solis for services under the agreements.

As of March 31, 2013 and December 31, 2012, the Company had no amounts outstanding to Solis under the agreements.

In 2012, Solis made cash loans to the Company totaling $15,000, which is recorded in due to related parties at March 31, 2013 and December 31, 2012 on the balance sheets.

FRS Insights Inc.

FRS Insights Inc. (“FRS”) is owned by one or more members of the Company.  The Company and FRS have no formal written agreement between the two companies, and the nature of the relationship is that FRS provides administrative support to the Company.

During the three months ended March 31, 2013 and 2012, the Company recorded $4,000 and $3,000, respectively, of administrative support expenses from FRS.

At March 31, 2013 and December 31, 2012 and 2011, the Company had outstanding amounts to FRS of $-0- and $404, respectively, which are recorded in due to related parties on the balance sheets.

7.  Subsequent events

On May 20, 2013, Mobivity Holdings Corp. (“Mobivity”) acquired the assets of the Company, pursuant to an asset purchase agreement dated May 20, 2013 between Mobivity, the Company, and the members of the Company. Pursuant to the asset purchase agreement, Mobivity acquired all of the assets of the Company, except for certain existing service contracts, and assumed a commercial lease, in consideration of Mobivity’s payment of $100,000, delivery a promissory note in the principal amount of $1,400,000 and issuance of 7,000,000 shares of Mobivity common stock. The assets and liabilities acquired from the Company consisted of cash on hand, accounts receivable, accounts payable, all rights under all contracts other than excluded contracts, and all technology and intellectual property rights.

The promissory note delivered by Mobivity to the Company under the asset purchase agreement is non-interest bearing and is due and payable on August 20, 2013.  This note was repaid in full on June 17, 2013.

The asset purchase agreement includes a working capital adjustment pursuant to which the number of shares issuable to the Company will be increased, or decreased, in the event the working capital of the Company exceeds, or is less than, $10,000, respectively, as of the closing. In either event, the number of shares issuable to the Company will be increased or decreased, as the case may be, by a share amount equal to the amount by which the working capital as of the closing exceeds or is less than $10,000, divided by $0.25. Pursuant to the asset purchase agreement, 25% of the shares to be issued to the Company, or 1,750,000 shares, will be held in escrow and available for offset against any claims for indemnification that might be brought by Mobivity against the Company or its members, during the first 12 months following the close, for certain breaches of the asset purchase agreement.

The asset purchase agreement contains customary representations, warranties and covenants by the parties, including each party’s agreement to indemnify the other against any claims or losses arising from their breach of the asset purchase agreement. The Company and its members have also agreed that for a period of three years following the closing not to engage in the business of providing interactive mobile marketing platforms or services or to solicit the pre-closing clients, vendors or employees of the Company, except in each case on behalf of Mobivity.